*** Exercise Your *Right* to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on August 9, 2016.

CSRA INC.

CSRA INC.
3170 FAIRVIEW PARK DRIVE
FALLS CHURCH, VA 22042

Meeting Information

Meeting Type: Annual Meeting
For holders as of: June 13, 2016
Date: August 9, 2016 **Time:** 10:00 AM EDT
Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/CSRA.

The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/CSRA and be sure to have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page).

You are receiving this communication because you hold shares in the company named above.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

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— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT   ANNUAL REPORT

How to View Online:

Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) and visit: *www.proxyvote.com.*

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) *BY INTERNET*: www.proxyvote.com
2) *BY TELEPHONE*: 1-800-579-1639
3) *BY E-MAIL**: sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before July 26, 2016 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote By Internet:

Before The Meeting:

Go to *www.proxyvote.com.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

During The Meeting:

Go to *www.virtualshareholdermeeting.com/CSRA.* Have the information that is printed in the box marked by the arrow → XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

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Voting Items

The Board of Directors recommends you vote "FOR" each of the following nominees for the Board of Directors:

1. Election of Directors

   Nominees:

   1a. Keith B. Alexander

   1b. Sanju K. Bansal

   1c. Michèle A. Flournoy

   1d. Mark A. Frantz

   1e. Nancy Killefer

   1f. Craig Martin

   1g. Sean O'Keefe

   1h. Lawrence B. Prior III

   1i. Michael E. Ventling

   1j. Billie I. Williamson

The Board of Directors recommends you vote "FOR" proposals 2 and 3:

2. Ratification of the appointment of Deloitte & Touche LLP as CSRA's independent registered public accounting firm for the year ending March 31, 2017

3. Non-binding advisory vote to approve named executive officer compensation

The Board of Directors recommends you vote "1 Year" for proposal 4:

4. Non-binding advisory vote on the frequency of holding future non-binding advisory votes on executive compensation

The Board of Directors recommends you vote "FOR" proposal 5:

5. Approval of the material terms of the performance goals under the CSRA Inc. 2015 Omnibus Incentive Plan

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

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